SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 FILED BY THE REGISTRANT                      [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT   [  ]

Check the appropriate box:

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
[  ]   PRELIMINARY PROXY STATEMENT



[  ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))



[X]    DEFINITIVE PROXY STATEMENT



[  ]   DEFINITIVE ADDITIONAL MATERIALS



[  ]   SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-11(C) OR SEC. 240.14A-12

      FIDELITY INSTITUTIONAL CASH PORTFOLIOS

Payment of Filing Fee (Check the appropriate box):
[X]    NO FEE REQUIRED.



[  ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

            (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (2)   AGGREGATE NUMBER OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION

                  COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:



            (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:



            (5)   TOTAL FEE PAID:


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
[  ]   FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.



[  ]   CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2)

       AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY.  IDENTIFY THE

       PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF

       ITS FILING.

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      (1)   AMOUNT PREVIOUSLY PAID:



      (2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:



      (3)   FILING PARTY:



      (4)   DATE FILED:


TREASURY
DOMESTIC
GOVERNMENT
MONEY MARKET
TREASURY ONLY
FUNDS OF
FIDELITY INSTITUTIONAL CASH PORTFOLIOS

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Treasury, Domestic, Government, Money Market, and Treasury
Only (the funds), will be held at the office of Fidelity Institutional
Cash Portfolios, 82 Devonshire Street, Boston, Massachusetts 02109 on
December 17, 1997, at 9:45 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand L.L.P. and Price
Waterhouse LLP as independent accountants of the    funds    .
 3. To amend the Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
 4. To adopt a fundamental investment limitation concerning
diversification for Treasury Only.
 5. To amend the fundamental investment limitation concerning diversification for each of Treasury, Domestic, Government and Money
Market.
 6. To adopt    a fundamental     limitation    concerning
commodities for Treasury, Domestic, Government and Money Market.
 The Board of Trustees has fixed the close of business on October 20,
1997 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
October 20, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY
SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO
INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN
IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF
MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE
ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER
HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC CORP.                       JOHN SMITH, TREASURER

 2)     ABC CORP.                       JOHN SMITH, TREASURER

        C/O JOHN SMITH, TREASURER

B. 1)   ABC CORP. PROFIT SHARING PLAN   ANN B. COLLINS,
                                        TRUSTEE

 2)     ABC TRUST                       ANN B. COLLINS,
                                        TRUSTEE

 3)     ANN B. COLLINS, TRUSTEE         ANN B. COLLINS,
                                        TRUSTEE

        U/T/D 12/28/78

C. 1)   ANTHONY B. CRAFT, CUST.         ANTHONY B. CRAFT

        F/B/O ANTHONY B. CRAFT, JR.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY, DOMESTIC,
GOVERNMENT, MONEY MARKET AND TREASURY ONLY
TO BE HELD ON DECEMBER 17, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of
Fidelity Institutional Cash Portfolios (the trust) to be used at the
Special Meeting of Shareholders of Treasury, Domestic, Government,
Money Market and Treasury Only (the funds) and at any adjournments thereof (the Meeting), to be held on December 17, 1997 at 9:45 a.m. at
82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research
Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice.
The solicitation is made primarily by the mailing of this Proxy
Statement and the accompanying proxy card on or about October 20,
1997. Supplementary solicitations may be made by mail, telephone,
telegraph, facsimile,    electronic means     or by personal interview
by representatives of the trust. In addition, Management Information
Services Corp. (MIS)    and     D.F. King & Co., Inc. may be paid on a
per-call basis to solicit shareholders on behalf of the funds at an
anticipated cost of approximately $   5,425     (Treasury), $   785
    (Domestic), $   2,725     (Government), $   6,000 (    Money
Market   )    , and $   825     (Treasury Only) respectively. The
expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds, provided the expenses do not exceed Class I's, Class II's, or Class
III's expense cap (including 12b-1 fees) of 0.20% (0.18% for Money
Market), 0.35% (0.33% for Money Market), and 0.45% (0.43% for Money
Market), respectively. Expenses exceeding each class's expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC) the funds'
principal underwriter and distribution agent, is 82 Devonshire Street,
Boston, Massachusetts 02109. The principal business address of FMR
Texas, Inc. (FMR Texas), subadviser to the funds, is 400 East Las
Colinas Boulevard, Irving, Texas 75039.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted
FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal.
Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F.
King & Co.   , Inc.     may be paid on a per call basis for
vote-by-phone solicitations on behalf of the funds at an anticipated
cost of approximately $   1,630     (Treasury), $   240
(Domestic), $   250     (Government), $   820     (Money Market), and
$   1,800     (Treasury Only) respectively, provided the expenses do
not exceed Class I's, Class II's, or Class III's expense cap
(including 12b-1 fees) of 0.20% (0.18% for Money Market), 0.35% (0.33%
for Money Market), and 0.45% (0.43% for Money Market), respectively.
Expenses exceeding each class's expense cap will be paid by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring
shareholder attention, the persons named as prox   y agents     may
propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the
persons named as prox   y agents     will vote FOR the proposed
adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each class of each fund of the trust issued and outstanding as of August 31, 1997 are indicated in the following table:
Treasury Class I    4,933,519,096
Treasury Class II    142,123,867
Treasury Class III    2,931,516,023
Domestic Class I    1,062,028,801
Domestic Class II    7,863,008
Domestic Class III    66,305,639
Government Class I    3,606,277,700
Government Class II    93,053,659
Government Class III    631,165,205
Money Market Class I    8,969,373,870
Money Market Class II    108,701,017
Money Market Class III    585,151,976
Treasury Only Class I    1,101,792,452
Treasury Only Class II    48,798,180
Treasury Only Class III    41,254,195

As of August 31, 1997, the nominees and officers of the trust owned,
in the aggregate, less than    1    % of the funds' outstanding
shares.
   To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each class on August 31, 1997 was as follows:

    Government: Class I - First Tennessee Bank, Memphis, Tennessee
(9.96%); Texas Commerce Bank, N.A., Houston, TX (7.13%).
    Government: Class II - First Union National Bank, Charlotte, NC
(33.02%); Capital Network Services, Inc., San Francisco, CA (21.84%);
Texas Commerce Bank, N.A., Houston, TX (17.82%); NationsBank,
Charlotte, NC (17.58%).
    Government: Class III - Texas Commerce Bank, N.A., Houston, TX
(56.48%); Liberty National Bank & Trust, Oklahoma City, OK (15.03%);
Boatmen's Trust Company, St. Louis, MO (9.56%); FBS Investment
Services, Inc., Minneapolis, MN (9.16%).
    Money Market: Class I - Citibank, N.A., New York, NY (7.54%);
Fleet National Bank, Providence, RI (5.72%).
    Money Market: Class II - Capital Network Services, Inc., San
Francisco, CA (39.08%); Bank of Boston, Boston, MA (28.84%); Texas
Commerce Bank, N.A., Houston, TX (23.76%).
    Money Market: Class III - FBS Investment Services, Inc.,
Minneapolis, MN (32.56%); Texas Commerce Bank, N.A., Houston, TX
(14.36%); North American Trust Company, San Diego, CA (10.31%);
NationsBank, Charlotte, NC (9.22%); First Union National Bank,
Charlotte, NC (7.85%); Fidelity National Bank, Atlanta, GA
(6.53%).
    Treasury: Class I - First Union National Bank, Charlotte, NC
(12.61%); Texas Commerce Bank, N.A., Houston, TX (7.08%); Michigan
Public Funds Investment Trust, Farmington Hills, MI (5.74%).
    Treasury: Class II - First Chicago Investment Services, Chicago,
IL (73.65%); Texas Commerce Bank, N.A., Houston, TX (17.97%).
    Treasury: Class III - Bank of New York, New York, NY (53.00%);
Texas Commerce Bank, N.A., Houston, TX (9.60%); Chemical Bank, New
York, NY (8.64%); First Union National Bank, Charlotte, NC (5.50%);
First Tennessee Bank, Memphis, TN (5.40%).
    Domestic: Class I - Texas Commerce Bank, N.A., Houston, TX
(10.52%); Intel Corporation, Santa Clara, CA (8.11%); Boston
University, Boston, MA (7.00%).
    Domestic: Class II - Boatmen's Trust Company, St. Louis, MO
(65.23%); Bank of Boston, Boston, MA (34.28%).
    Domestic: Class III - First Union National Bank, Charlotte, NC
(27.87%); Texas Commerce Bank, N.A., Houston, TX (21.13%); Rainier
Bancorporation, Seattle, WA (19.05%); NationsBank, Charlotte, NC
(14.82%); Reliance Trust Company, Atlanta, GA (10.19%).
    Treasury Only: Class I - First Union National Bank, Charlotte, NC
(36.49%); State Street Bank & Trust Company, Boston, MA (9.16%); Ropes
& Gray, Boston, MA (8.71%); Boston Harbor Trust Company, Boston, MA
(8.40%).
    Treasury Only: Class II - Bank of New York, New York, NY (47.92%);
Bank of Boston, Boston, MA (29.25%); FBS Investment Services, Inc.,
Minneapolis, MN (17.64%).
    Treasury Only: Class III - Safety Fund National Bank, Fitchburg,
MA (47.95%); First Union National Bank, Charlotte, NC (20.36%);
Liberty National Bank & Trust, Oklahoma City, OK (13.65%); Texas
Commerce Bank, N.A., Houston, TX (12.57%).
   To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the classes on that date.
 Shareholders of record at the close of business on October 20, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF THE FUND   S'     ANNUAL REPORT FOR THE FISCAL
YEAR ENDED MA   RCH     31, 1997 CALL
1   -    800   -    843   -    3001 OR WRITE TO FIDELITY DISTRIBUTORS
CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS
SUFFICIENT TO APPROVE PROPOSAL 1 AND A    MAJOR    ITY OF ALL VOTES OF
THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE
PROPOSAL 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A
"MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF BOTH THE TRUST AND
OF EACH FUND OF THE TRUST AND OF EACH CLASS OF A FUND. APPROVAL OF
PROPOSALS 4 THROUGH 6 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF
THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE
INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY
OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF
THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE
MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE
OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER
NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
 The following tables summarize the proposals applicable to each fund.
PROPOSAL #   PROPOSAL DESCRIPTION                     APPLICABLE FUND(S)

 1.          TO ELECT AS TRUSTEES THE 12              TREASURY
             NOMINEES PRESENTED IN PROPOSAL           DOMESTIC
             1.                                       GOVERNMENT
                                                      MONEY MARKET
                                                      TREASURY ONLY

 2.          TO RATIFY THE SELECTION OF               TREASURY
             COOPERS & LYBRAND L.L.P. AND             DOMESTIC
             PRICE WATERHOUSE LLP AS                  GOVERNMENT
             INDEPENDENT ACCOUNTANTS OF THE           MONEY MARKET
                FUNDS    .                            TREASURY ONLY

 3.          TO AMEND THE TRUST INSTRUMENT            TREASURY
             TO PROVIDE VOTING RIGHTS BASED           DOMESTIC
             ON A SHAREHOLDER'S TOTAL DOLLAR          GOVERNMENT
             INVESTMENT IN A FUND, RATHER             MONEY MARKET
             THAN ON THE NUMBER OF SHARES             TREASURY ONLY
             OWNED.

 4.          DIVERSIFICATION: TO ADOPT A              TREASURY ONLY
             FUNDAMENTAL LIMITATION
             CONCERNING DIVERSIFICATION.

 5.          DIVERSIFICATION: TO AMEND THE            TREASURY
             FUNDAMENTAL LIMITATION                   DOMESTIC
             CONCERNING DIVERSIFICATION.              GOVERNMENT
                                                      MONEY MARKET

    6.          PHYSICAL COMMODITIES: TO ADOPT           TREASURY

                THE STANDARD LIMITATION ON               DOMESTIC

                COMMODITIES REQUIRED UNDER THE           GOVERNMENT

                INVESTMENT COMPANY ACT OF                MONEY MARKET
                1940.

1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the
Trust. Pursuant to the provisions of the Trust Instrument of Fidelity
Institutional Cash Portfolios, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Robert C. Pozen, all nominees named below are currently
Trustees of Fidelity Institutional Cash Portfolios and have served in that capacity continuously since originally elected or appointed.
Phyllis Burke Davis, Marvin L. Mann, William O. McCoy and Robert M.
Gates, were selected by the trust's Nominating and Administration
Committee (see page        ) and were appointed to the Board in
December 1992, November 1993, December 1996, and March 1997,
respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston,
Massachusetts 02109, and the business address of all other nominees is
Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235.
Except for Messrs. Gates, McCoy, and Pozen, each of the nominees is currently a Trustee or General Partner, as the case may be, of
62     registered investment companies (trusts or partnerships)
advised by FMR. Mr. Gates and Mr. McCoy are currently a Trustee or
General Partner, as the case may be, of    55     registered
investment companies (trusts or partnerships) advised by FMR. Mr.
Pozen is currently a Trustee or General Partner, as the case may be,
of    52     registered investment companies (trusts or partnerships)
advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

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
NOMINEE                 PRINCIPAL OCCUPATION **                       YEAR OF
(AGE)                                                                 ELECTION OR
                                                                      APPOINTMENT

RALPH F. COX            PRESIDENT OF RABAR ENTERPRISES                1991
 (65)                   (MANAGEMENT CONSULTING-ENGINEERING
                        INDUSTRY, 1994). PRIOR TO FEBRUARY
                        1994, HE WAS PRESIDENT OF GREENHILL
                        PETROLEUM CORPORATION (PETROLEUM
                        EXPLORATION AND PRODUCTION). UNTIL
                        MARCH 1990, MR. COX WAS PRESIDENT
                        AND CHIEF OPERATING OFFICER OF UNION
                        PACIFIC RESOURCES COMPANY
                        (EXPLORATION AND PRODUCTION). HE IS A
                        DIRECTOR OF USA WASTE SERVICES, INC.
                        (NON-HAZARDOUS WASTE, 1993), CH2M
                        HILL COMPANIES (ENGINEERING), RIO
                        GRANDE, INC. (OIL AND GAS PRODUCTION),
                        AND DANIEL INDUSTRIES (PETROLEUM
                        MEASUREMENT EQUIPMENT
                        MANUFACTURER). IN ADDITION, HE IS A
                        MEMBER OF ADVISORY BOARDS OF TEXAS
                        A&M UNIVERSITY AND THE UNIVERSITY OF
                        TEXAS AT AUSTIN.

PHYLLIS BURKE DAVIS     PRIOR TO HER RETIREMENT IN                    1992
 (65)                   SEPTEMBER 1991, MRS. DAVIS WAS
                        THE SENIOR VICE PRESIDENT OF
                        CORPORATE AFFAIRS OF AVON PRODUCTS,
                        INC. SHE IS CURRENTLY A DIRECTOR OF
                        BELLSOUTH CORPORATION
                        (TELECOMMUNICATIONS), EATON
                        CORPORATION (MANUFACTURING, 1991),
                        AND THE TJX COMPANIES, INC. (RETAIL
                        STORES), AND PREVIOUSLY SERVED AS A
                        DIRECTOR OF HALLMARK CARDS, INC.
                        (1985-1991) AND NABISCO BRANDS,
                        INC. IN ADDITION, SHE IS A MEMBER OF
                        THE PRESIDENT'S ADVISORY COUNCIL OF
                        THE UNIVERSITY OF VERMONT SCHOOL
                        OF BUSINESS ADMINISTRATION.

ROBERT M. GATES         CONSULTANT, AUTHOR, AND LECTURER              1997
 (54)                   (1993). MR. GATES WAS DIRECTOR OF
                        THE CENTRAL INTELLIGENCE AGENCY
                        (CIA) FROM 1991-1993. FROM 1989
                        TO 1991, MR. GATES SERVED AS
                        ASSISTANT TO THE PRESIDENT OF THE
                        UNITED STATES AND DEPUTY NATIONAL
                        SECURITY ADVISOR. MR. GATES IS
                        CURRENTLY A TRUSTEE FOR THE FORUM
                        FOR INTERNATIONAL POLICY, A BOARD
                        MEMBER FOR THE VIRGINIA
                        NEUROLOGICAL INSTITUTE, AND A SENIOR
                        ADVISOR OF THE HARVARD JOURNAL OF
                        WORLD AFFAIRS. IN ADDITION, MR. GATES
                        ALSO SERVES AS A MEMBER OF THE
                        CORPORATE BOARD FOR LUCASVARITY
                        PLC (AUTOMOTIVE COMPONENTS AND
                        DIESEL ENGINES), CHARLES STARK
                        DRAPER LABORATORY (NON-PROFIT),
                        NACCO INDUSTRIES, INC. (MINING AND
                        MANUFACTURING), AND TRW INC.
                        (ORIGINAL EQUIPMENT AND
                        REPLACEMENT PRODUCTS).

*EDWARD C. JOHNSON 3D   PRESIDENT, IS CHAIRMAN, CHIEF                 1968
 (67)                   EXECUTIVE OFFICER AND A DIRECTOR OF
                        FMR CORP.; A DIRECTOR AND
                        CHAIRMAN OF THE BOARD AND OF THE
                        EXECUTIVE COMMITTEE OF FMR;
                        CHAIRMAN AND A DIRECTOR OF FMR
                        TEXAS INC., FIDELITY MANAGEMENT &
                        RESEARCH (U.K.) INC., AND FIDELITY
                        MANAGEMENT & RESEARCH (FAR EAST)
                        INC.

E. BRADLEY JONES        PRIOR TO HIS RETIREMENT IN 1984,              1990
 (70)                   MR. JONES WAS CHAIRMAN AND CHIEF
                        EXECUTIVE OFFICER OF LTV STEEL
                        COMPANY. HE IS A DIRECTOR OF TRW
                        INC. (ORIGINAL EQUIPMENT AND
                        REPLACEMENT PRODUCTS),
                        CONSOLIDATED RAIL CORPORATION,
                        BIRMINGHAM STEEL CORPORATION, AND
                        RPM, INC. (MANUFACTURER OF
                        CHEMICAL PRODUCTS), AND HE
                        PREVIOUSLY SERVED AS A DIRECTOR OF
                        NACCO INDUSTRIES, INC. (MINING AND
                        MANUFACTURING, 1985-1995),
                        HYSTER-YALE MATERIALS HANDLING, INC.
                        (1985-1995), AND CLEVELAND-CLIFFS
                        INC. (MINING), AND AS A TRUSTEE OF
                        FIRST UNION REAL ESTATE INVESTMENTS.
                        IN ADDITION, HE SERVES AS A TRUSTEE
                        OF THE CLEVELAND CLINIC FOUNDATION,
                        WHERE HE HAS ALSO BEEN A MEMBER
                        OF THE EXECUTIVE COMMITTEE AS WELL
                        AS CHAIRMAN OF THE BOARD AND
                        PRESIDENT, A TRUSTEE AND MEMBER OF
                        THE EXECUTIVE COMMITTEE OF
                        UNIVERSITY SCHOOL (CLEVELAND), AND A
                        TRUSTEE OF CLEVELAND CLINIC FLORIDA.

DONALD J. KIRK          EXECUTIVE-IN-RESIDENCE (1995) AT              1987
 (65)                   COLUMBIA UNIVERSITY GRADUATE
                        SCHOOL OF BUSINESS AND A FINANCIAL
                        CONSULTANT. FROM 1987 TO JANUARY
                        1995, MR. KIRK WAS A PROFESSOR AT
                        COLUMBIA UNIVERSITY GRADUATE
                        SCHOOL OF BUSINESS. PRIOR TO 1987,
                        HE WAS CHAIRMAN OF THE FINANCIAL
                        ACCOUNTING STANDARDS BOARD.
                        MR. KIRK IS A DIRECTOR OF GENERAL RE
                        CORPORATION (REINSURANCE), AND HE
                        PREVIOUSLY SERVED AS A DIRECTOR OF
                        VALUATION RESEARCH CORP.
                        (APPRAISALS AND VALUATIONS,
                        1993-1995). IN ADDITION, HE SERVES
                        AS CHAIRMAN OF THE BOARD OF
                        DIRECTORS OF THE NATIONAL ARTS
                        STABILIZATION FUND, CHAIRMAN OF THE
                        BOARD OF TRUSTEES OF THE GREENWICH
                        HOSPITAL ASSOCIATION, A MEMBER OF
                        THE PUBLIC OVERSIGHT BOARD OF THE
                        AMERICAN INSTITUTE OF CERTIFIED
                        PUBLIC ACCOUNTANTS' SEC PRACTICE
                        SECTION (1995), AND AS A PUBLIC
                        GOVERNOR OF THE NATIONAL
                        ASSOCIATION OF SECURITIES DEALERS,
                        INC. (1996).

*PETER S. LYNCH         VICE CHAIRMAN AND DIRECTOR OF FMR             1990
 (54)                   (1992). PRIOR TO MAY 31, 1990, HE
                        WAS A DIRECTOR OF FMR AND
                        EXECUTIVE VICE PRESIDENT OF FMR (A
                        POSITION HE HELD UNTIL MARCH 31,
                        1991); VICE PRESIDENT OF FIDELITY
                        MAGELLAN FUND AND FMR GROWTH
                        GROUP LEADER; AND MANAGING
                        DIRECTOR OF FMR CORP. MR. LYNCH
                        WAS ALSO VICE PRESIDENT OF FIDELITY
                        INVESTMENTS CORPORATE SERVICES
                        (1991-1992). IN ADDITION, HE SERVES
                        AS A TRUSTEE OF BOSTON COLLEGE,
                        MASSACHUSETTS EYE & EAR INFIRMARY,
                        HISTORIC DEERFIELD (1989) AND
                        SOCIETY FOR THE PRESERVATION OF NEW
                        ENGLAND ANTIQUITIES, AND AS AN
                        OVERSEER OF THE MUSEUM OF FINE
                        ARTS OF BOSTON.

WILLIAM O. MCCOY        VICE PRESIDENT OF FINANCE FOR THE             1997
 (64)                   UNIVERSITY OF NORTH CAROLINA
                        (16-SCHOOL SYSTEM, 1995). PRIOR TO
                        HIS RETIREMENT IN DECEMBER 1994,
                        MR. MCCOY WAS VICE CHAIRMAN OF THE
                        BOARD OF BELLSOUTH CORPORATION
                        (TELECOMMUNICATIONS, 1984) AND
                        PRESIDENT OF BELLSOUTH ENTERPRISES
                        (1986). HE IS CURRENTLY A DIRECTOR OF
                        LIBERTY CORPORATION (HOLDING
                        COMPANY, 1984), WEEKS CORPORATION
                        OF ATLANTA (REAL ESTATE, 1994),
                        CAROLINA POWER AND LIGHT COMPANY
                        (ELECTRIC UTILITY, 1996) AND THE KENAN
                        TRANSPORT CO. (1996). PREVIOUSLY, HE
                        WAS A DIRECTOR OF FIRST AMERICAN
                        CORPORATION (BANK HOLDING COMPANY,
                        1979-1996). IN ADDITION, MR. MCCOY
                        SERVES AS A MEMBER OF THE BOARD OF
                        VISITORS FOR THE UNIVERSITY OF NORTH
                        CAROLINA AT CHAPEL HILL (1994) AND FOR
                        THE KENAN-FLAGER BUSINESS SCHOOL
                        (UNIVERSITY OF NORTH CAROLINA AT
                        CHAPEL HILL, 1988).

GERALD C. MCDONOUGH     CHAIRMAN OF G.M. MANAGEMENT                   1989
 (69)                   GROUP (STRATEGIC ADVISORY SERVICES).
                        YORK INTERNATIONAL CORP.
                           MR. MCDONOUGH IS A DIRECTOR OF     (AIR
                        CONDITIONING AND REFRIGERATION),
                        COMMERCIAL INTERTECH CORP.
                        (HYDRAULIC SYSTEMS, BUILDING
                        SYSTEMS, AND METAL PRODUCTS, 1992),
                        CUNO, INC. (LIQUID AND GAS FILTRATION
                        PRODUCTS, 1996), AND ASSOCIATED
                        ESTATES REALTY CORPORATION (A REAL
                        ESTATE INVESTMENT TRUST, 1993). MR.
                        MCDONOUGH SERVED AS A DIRECTOR OF
                        ACME-CLEVELAND CORP. (METAL
                        WORKING, TELECOMMUNICATIONS, AND
                        ELECTRONIC PRODUCTS) FROM
                        1987-1996.

MARVIN L. MANN          CHAIRMAN OF THE BOARD, PRESIDENT,             1993
 (64)                   AND CHIEF EXECUTIVE OFFICER OF
                        LEXMARK INTERNATIONAL, INC. (OFFICE
                        MACHINES, 1991). PRIOR TO 1991, HE
                        HELD THE POSITIONS OF VICE PRESIDENT
                        OF INTERNATIONAL BUSINESS MACHINES
                        CORPORATION ("IBM") AND PRESIDENT
                        AND GENERAL MANAGER OF VARIOUS
                        IBM DIVISIONS AND SUBSIDIARIES. MR.
                        MANN IS A DIRECTOR OF M.A. HANNA
                        COMPANY (CHEMICALS, 1993)   ,
                           IMATION CORP. (IMAGING AND
                           INFORMATION STORAGE, 1997),     AND
                        INFOMART (MARKETING SERVICES,
                        1991), A TRAMMELL CROW CO. IN
                        ADDITION, HE SERVES AS THE
                        CAMPAIGN VICE CHAIRMAN OF THE
                        TRI-STATE UNITED WAY (1993) AND IS
                        A MEMBER OF THE UNIVERSITY OF
                        ALABAMA PRESIDENT'S CABINET.

*ROBERT C. POZEN        SENIOR VICE PRESIDENT, IS PRESIDENT           -
 (51)                   AND A DIRECTOR OF FMR (1997); AND
                        PRESIDENT AND A DIRECTOR OF FMR
                        TEXAS INC. (1997), FIDELITY
                        MANAGEMENT & RESEARCH (U.K.) INC.
                        (1997), AND FIDELITY MANAGEMENT &
                        RESEARCH (FAR EAST) INC. (1997).
                        PREVIOUSLY, MR. POZEN SERVED AS
                        GENERAL COUNSEL, MANAGING
                        DIRECTOR, AND SENIOR VICE PRESIDENT
                        OF FMR CORP.

THOMAS R. WILLIAMS      PRESIDENT OF THE WALES GROUP, INC.            1989
 (69)                   (MANAGEMENT AND FINANCIAL ADVISORY
                        SERVICES). PRIOR TO RETIRING IN 1987,
                        MR. WILLIAMS SERVED AS CHAIRMAN OF
                        THE BOARD OF FIRST WACHOVIA
                        CORPORATION (BANK HOLDING
                        COMPANY), AND CHAIRMAN AND CHIEF
                        EXECUTIVE OFFICER OF THE FIRST
                        NATIONAL BANK OF ATLANTA AND FIRST
                        ATLANTA CORPORATION (BANK HOLDING
                        COMPANY). HE IS CURRENTLY A
                        DIRECTOR OF CONAGRA, INC.
                        (AGRICULTURAL PRODUCTS), GEORGIA
                        POWER COMPANY (ELECTRIC UTILITY),
                        NATIONAL LIFE INSURANCE COMPANY OF
                        VERMONT, AMERICAN SOFTWARE, INC.,
                        AND APPLESOUTH, INC. (RESTAURANTS,
                        1992).


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of August 31, 1997 the nominee, Trustees and officers of the trust
and each    fund owned, in the aggregate, less than 1% of each fund's
outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of two interested and nine non-interested Trustees, met eleven times during the twelve
months ended Ma   rch     31, 1997. It is expected that the Trustees
will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates, McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code
of ethics. During the twelve months ended Ma   rch     31,
1997   ,     the committee held four meetings.
        The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough, Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the
twelve months ended Ma   rch     31, 1997, the committee held
   four     meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee or Member of the Advisory Board of each
fund for his or her services for the fiscal year ended Ma   rch
31, 1997 or calendar year ended December 31, 1996, as applicable. COMPENSATION TABLE

AGGREGATE                    Treasury    Domestic    Government   Money     Treasury    TOTAL
COMPENSATION                 B,C         B,D         B,E          Market    Only        COMPENSATIO
FROM A FUND                                                       B,F,H     B,G         N FROM THE
                                                                                        FUND
                                                                                        COMPLEX*,A

J. Gary Burkhead**(dagger)   $ 0         $ 0         $ 0          $ 0       $ 0         $ 0

Ralph F. Cox                  3,416       474         1,333        3,334     481         137,000

Phyllis Burke Davis           3,257       453         1,272        3,183     460         134,700

Richard J. Flynn***           2,811       395         1,091        2,548     401         168,000

Robert M. Gates****           338         46          139          384       43          0

Edward C. Johnson 3d**        0           0           0            0         0           0

E. Bradley Jones              3,288       457         1,284        3,217     464         134,700

Donald J. Kirk                3,321       462         1,297        3,249     468         136,200

Peter S. Lynch**              0           0           0            0         0           0

William O. McCoy*****         3,023       418         1,177        3,020     419         85,333

Gerald C. McDonough           3,608       501         1,411        3,563     508         136,200

Edward H. Malone***           2,247       316         872          2,040     320         136,200

Marvin L. Mann                3,349       465         1,308        3,264     472         134,700

Thomas R. Williams            3,383       470         1,323        3,313     477         136,200


* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** Mr. Gates was appointed to the Board of Trustees of Fidelity Institutional Cash Portfolios effective March 1, 1997.
***** During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees Fidelity Institutional Cash Portfolios effective January 1, 1997.
(dagger) J. Gary Burkhead served on the Board of Trustees through August 1, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of the trust.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each
non-interested    Trustee, most of which is subject to vesting: Ralph
F. Cox, $115, Phyllis Burke Davis, $115, Richard J. Flynn, $0, Robert
M. Gates, $0, E. Bradley Jones, $115, Donald J. Kirk, $115, William O. McCoy, $0, Gerald C. McDonough, $115, Edward H. Malone, $115, Marvin
L. Mann, $115, and Thomas R. Williams, $115.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   16    , Phyllis Burke Davis, $   16    , Richard J. Flynn,
$0, Robert M. Gates, $   0    , E. Bradley Jones, $   16    , Donald
J. Kirk, $   16    , William O. McCoy, $   0    , Gerald C. McDonough,
$   16    , Edward H. Malone, $   16    , Marvin L. Mann, $   16    ,
and Thomas R. Williams, $   16    .
E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   46    , Phyllis Burke Davis, $   46    , Richard J. Flynn,
$0, Robert M. Gates, $   0    , E. Bradley Jones, $   46    , Donald
J. Kirk, $   46    , William O. McCoy, $   0    , Gerald C. McDonough,
$   46    , Edward H. Malone, $   46    , Marvin L. Mann, $   46    ,
and Thomas R. Williams, $   46    .
F The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   688    , Phyllis Burke Davis, $   688    , Richard J. Flynn,
$0, Robert M. Gates, $195, E. Bradley Jones, $   688    , Donald J.
Kirk, $   688    , William O. McCoy, $   612    , Gerald C. McDonough,
$   785    , Edward H. Malone, $   103    , Marvin L. Mann,
$   688    , and Thomas R. Williams, $   688    .
G The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $17, Phyllis Burke Davis, $17, Richard J. Flynn, $0, Robert M.
Gates, $   0    , E. Bradley Jones, $17, Donald J. Kirk, $17, William
O. McCoy, $   0    , Gerald C. McDonough, $17, Edward H. Malone, $17,
Marvin L. Mann, $17, and Thomas R. Williams, $17.
H For the fiscal year ended March 31, 1997, certain of the non-interested Trustees' aggregate compensation from a fund includes
accrued voluntary deferred compensation as follows:    Thomas R.
Williams, $479; Edward H. Malone, $1,937.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity Funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AND PRICE
WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE    FUNDS    .
 By a vote of the non-interested Trustees, the firm of Coopers &
Lybrand L.L.P.    has     been selected as independent accountants
for    Treasury Only, and the firm of Price Waterhouse LLP has been selected as indepedent accountants for Treasury, Domestic, Government,
and Money Market,     to sign or certify any financial statements of
   each fund     required by any law or regulation to be certified by
an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the
right of    each fund    , by vote of a majority of its outstanding
voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers &
Lybrand L.L.P. and Price Waterhouse LLP have advised    each fund
that    it     has no direct or material indirect ownership interest
in    each fund    .
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In
recommending the selection of    each fund's     accountants, the
Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. and Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be
available should any matter arise requiring their presence.    On
September 18, 1997, Coopers & Lybrand L.L.P. and Price Waterhouse LLP announced plans to merge their practices world-wide. Coopers & Lybrand L.L.P. and Price Waterhouse LLP expect the merger, which is subject to approval by the partners of both organizations and by the regulators, to become effective in early 1998.
3. TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VII, Section 7.01 of the Trust Instrument. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Treasury, Domestic, Government, Money Market, and Treasury Only are funds of Fidelity Institutional Cash Portfolios, an open-end management investment company organized as a Delaware business trust. Shareholders of each class vote separately on matters concerning only that class. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Trust Instrument. Currently, under the Trust Instrument, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Institutional Cash Portfolios, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. In the case where a fund has more than one class, voting rights may have become disproportionate because the NAV of the separate classes of a fund may also diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. Currently, since there are only money market funds in the trust, the proposal will not affect the voting rights of fund shareholders on votes requiring trust-wide participation since money market funds are managed to maintain a $1.00 NAV. However, if additional funds with fluctuating NAVs are added to the trust, relative voting rights would be changed under the proposal. To illustrate the potentially disproportionate calculation of voting power currently in place, the table below shows a hypothetical example of a trust with funds with fluctuating NAVs.
Fund   Net Asset Value   $1,000 investment
                         in terms of
                         number of shares

A      $ 10.00            100.000

B      $ 7.57             132.100

C      $ 10.93            91   .    491

D      $ 1.00             1,000.000

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. Similarly, on matters affecting a fund as a whole, where each class of the fund is required to vote separately on an issue, shareholders who own shares of a class with a lower NAV than other classes in the funds would be giving the
shareholders of the other classes more voting    "    power" than they
currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue and on matters affecting only one class, only shareholders of that class vote on the issue. In these instances, under both the current Trust Instrument and an amended Trust Instrument, all shareholders of the fund or class would have the same voting rights, since the NAV is the same for all shares in a single fund or class.
 AMENDMENT TO THE TRUST INSTRUMENT. Article VII, Section 7.01 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VII, Section 7.01 will be amended as follows (material to be added is
   ((    underlined   ))     and material to be deleted is
[bracketed]):
ARTICLE VII
SHAREHOLDERS' VOTING POWERS AND MEETINGS VOTING POWERS
 Section 7.01   ...     On any matter submitted to a vote of the
Shareholders, all Shares shall be voted    separately     by
individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of one or more Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter only affects only the interests of one or more classes of a Series, in which case any such matters shall be voted on by such class or classes. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional
vote.]    ((    A Shareholder of each Series shall be entitled to one
vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount
shall be entitled to a proportionate fractional vote.   ))     There
shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy, or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Trust Instrument will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article VII, Section 7.01 of the Trust Instrument will remain unchanged.
4. TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR TREASURY ONLY.
 Currently, the fund does not have a fundamental investment limitation describing its policy regarding diversification. As required by the 1940 Act, the fund's registration statement states that it is classified as a diversified fund. Pursuant to Section 8(b) of the 1940 Act, a diversified mutual fund must state its policy relating to, among other things, diversification. The Board of Trustees recommends that shareholders vote to adopt the following standard fundamental investment limitation concerning diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The fundamental
diversification limit allows    the     fund to invest up to 25% of
its assets in a single issuer. However, SEC regulations applicable to money market funds limit investment in the securities of a single issuer (other than U.S. Government securities) to no more than 5% of a fund's total assets except that a fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. In addition, the proposed limitation excludes investment companies from the restrictions entirely thereby allowing the fund to invest without limit in securities of other investment companies. Pursuant to an order of exemption granted by the SEC, Treasury Only may invest up to 25% of total assets in non-publicly offered money market funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services such as custodian, auditor, and Independent Trustee fees. If the proposal is approved the fund may invest up to 25% in the Central Funds in addition to investing directly in money market securities. Although the fund intends to continue to restrict its investments to Treasury obligations and does not plan to invest in the Central Funds or in non-Treasury money market securities, FMR believes that the fund will benefit by having the Central Funds available as an investment alternative without having to incur the cost of a shareholder meeting.
 If the new fundamental limit is adopted as proposed, the Board of Trustees intend to adopt the following non-fundamental diversification limitation for the fund:
 "The fund does not currently intend to purchase a security (other
than securities issued or guaranteed by the U.S.    G    overnment or
any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.)"
 Treasury Only will continue to be managed within the
regula   tory     limits of the 1940 Act applicable to taxable money
market funds. The non-fundamental limitation reflects the limitations imposed by regulations applicable to taxable money market funds and
the SEC exemptive order discussed    previously    . Treasury Only
intends to interpret the fundamental and non-fundamental limitations in accordance with SEC regulations applicable to money market funds. Adoption of the proposed fundamental and non-fundamental limitations would not alter the manner in which the fund is managed nor would it change the types of securities in which the fund is allowed to invest.
 If the proposal is approved, the fundamental diversification limitation cannot be changed without the approval of the shareholders and the non-fundamental limitation cannot be changed without the approval of the Board of Trustees.
 CONCLUSION. The Board of Trustees has concluded that the proposed limit will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The adopted fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund will continue its current diversification practices, but will
remain without a fundamental diversificat    ion limitation.
5. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR TREASURY, DOMESTIC, GOVERNMENT AND MONEY MARKET.
 Each fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result more than 5% of its total assets would be invested in the securities of such issuer; provided, however, that with respect to 25% of its total assets, 10% of its assets may be invested in the securities of an issuer."
 The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limit differs from the current limitation in three ways. First, the amended limitation allows each fund to invest up to 25% of its assets in a single issuer rather than the 10% currently permitted. However, SEC regulations applicable to money market funds limit investment in the securities of a single issuer (other than U.S. Government securities) to no more than 5% of a fund's total assets except that a fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. Second, the amended limitation excludes investment companies from the restrictions entirely thereby allowing each fund to invest without limit in securities of other investment companies. Pursuant to an order of exemption granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services such as custodian, auditor, and Independent Trustee fees. If the proposal is approved each fund may invest up to 25% in the Central Funds in addition to investing directly in money market securities. Although
each fund does not currently plan to invest in    the     Central
Fund   s    , and would do so only if FMR determined the investment to be consistent with a fund's investment objective and policies, FMR believes that each fund will benefit by having the Central Funds available as an investment alternative without having to incur the cost of a shareholder meeting. Third, the amended limitation restricts each funds investments to no more than 10% of the voting securities of an issuer with respect to 25% of its assets. Since money market securities are not generally voting securities, this change is not expected to have any impact on each fund or its investments.
 If the new fundamental limit is adopted as proposed, the Board of Trustees intend to adopt the following non-fundamental diversification limitation for each fund:
 "The fund does not currently intend to purchase a security (other
than securities issued or guaranteed by the U.S.    G    overnment or
any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.)"
 The non-fundamental limitation reflects the limitations imposed by regulations applicable to taxable money market funds and the SEC exemptive order discussed above. Treasury, Domestic, Government and Money Market intend to interpret the fundamental and non-fundamental limitations in accordance with SEC regulations applicable to money market funds.
 If the proposal is approved, each fund's amended fundamental diversification limitations cannot be changed without the approval of its shareholders and the non-fundamental limitation cannot be changed without the approval of the Board of Trustees.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.
6. TO ADOPT    A FUNDAMENTAL     LIMITATION    C    ON   CERNING
COMMODITIES FOR TREASURY, DOMESTIC, GOVERNMENT AND MONEY MARKET.
 Currently, each fund does not have a fundamental investment limitation describing its policy regarding the purchase and sale of commodities. Pursuant to Section 8(b) of the 1940 Act, a mutual fund must state its policy relating to, among other things, the purchase and sale of commodities. In general, each fund does not anticipate any future investment activity with respect to physical commodities, but pursuant to securities statute, must adopt a stated policy.
 The Trustees recommend that shareholders vote to adopt the following proposed fundamental investment limitation concerning the purchase or sale of commodities:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments."
 The proposed fundamental policy conforms to a limitation that is
expected to become standard for all funds managed by FMR.    The Board
of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and where practical and appropriate to a fund's investment objective and
policies, propose to shareholders adoption of limitations.     The
proposed limitation would not permit each fund to acquire physical commodities directly, but would permit each fund to invest in securities and other instruments backed by commodities and to sell commodities acquired as a result of ownership of other investments. In addition, the proposed limitation would not apply to options and
futures contracts on physical commodities.    FMR is presenting this
proposal to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, the fund will continue its current practice of not purchasing or selling commodities, but will remain without a fundamental investment limitation regarding commodities.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. With the exception of Robert C. Pozen, who is proposed for election as a Trustee, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Arthur S. Loring, Thomas D. Maher, Thomas Simpson,
Richard A. Silver, Leonard M. Rush,    Fred L. Henning, Jr.,     Boyce
Greer, Burnell R. Stehman, Robert Litterest, and Robert K. Duby are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Silver, and Mr. Simpson, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period    April     1, 1996 through August 31, 1997, no
transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc. In addition, Mr. Pozen is Senior Vice President of the trust and a Trustee of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained
in    each     fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

FICP-PXS-1097 CUSIP #316175405 /FUND# 0690
 CUSIP #316175876 /FUND# 0691
 CUSIP #316175868 /FUND# 0692   CUSIP #316175108 /FUND# 0057   CUSIP
#316175850 /FUND# 0604   CUSIP #316175603 /FUND# 0657   CUSIP
#316175207 /FUND# 0059   CUSIP #316175843 /FUND# 0541   CUSIP
#316175702 /FUND# 0659   CUSIP #316175504 /FUND# 0695   CUSIP
#316175835 /FUND# 0600   CUSIP #316175884 /FUND# 0696   CUSIP
#233809300 /FUND# 0680   CUSIP #233809805 /FUND# 0542
 CUSIP #233809888 /FUND# 0543

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date                                        _____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
       [cusip # 233809300/fund# 680]
       [cusip # 233809805/fund# 542]
       [cusip # 233809888/fund# 543]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   To elect the twelve nominees specified below as      [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,       nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.           (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,      the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                               nominees.
     L. Mann, Robert C. Pozen and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
_______________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the    funds    .

3.    To amend the Trust Instrument to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      Trust.

4.    To adopt a fundamental investment limitation           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      concerning diversification for Treasury Only




   [TO-PXC-1097]    [cusip # 233809300/fund# 680]
       [cusip # 233809805/fund# 542]
       [cusip # 233809888/fund# 543]
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date                                        _____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   To elect the twelve nominees specified below as      [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,       nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.           (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,      the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                               nominees.
     L. Mann, Robert C. Pozen and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
_______________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the    funds.

3.    To amend the Trust Instrument to provide                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      Trust.

5.    To amend the fundamental investment limitation           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for Treasury, Domestic,
      Government and Money Market.

6.       To adopt a fundamental limitation concerning          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
         commodities for Treasury, Domestic, Government
         and Money Market.




   [TRES-PXC-1097]
IMPORTANT INFORMATION TO
HELP YOU UNDERSTAND THE
PROPOSALS ON WHICH YOU ARE BEING ASKED TO VOTE.
PLEASE READ THE FULL TEXT OF THIS PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS PLEASE CALL CLIENT SERVICES AT 800-843-3001. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY INSTITUTIONAL MONEY MARKET FUNDS AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
A. If you are a shareholder in the following fund(s), you will be asked to vote on the indicated proposals:
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY, DOMESTIC, GOVERNMENT, MONEY MARKET
(solid bullet) To elect a Board of Trustees.
(solid bullet) To ratify the selection of Price Waterhouse LLP as independent accountants of the funds.
(solid bullet) To amend the Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
(solid bullet) To amend the fundamental investment limitation concerning diversification.
(solid bullet) To adopt a fundamental limitation concerning
commodities.
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY ONLY
(solid bullet) To elect a Board of Trustees.
(solid bullet) To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the funds.
(solid bullet) To amend the Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
(solid bullet) To adopt a fundamental investment limitation concerning diversification.
Q. WITH RESPECT TO THE PROPOSALS REGARDING EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION, WILL THESE CHANGES AFFECT MY FUND'S INVESTMENT OBJECTIVE?
A. No. The Board of Trustees believes that these proposals are in the best interest of each fund's shareholders, and will not affect each fund's investment objective.
Q. WHAT IS MEANT BY DOLLAR-BASED VOTING RIGHTS, AND WHY IS IT BEING PROPOSED FOR FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY ONLY, TREASURY, DOMESTIC, GOVERNMENT, AND MONEY MARKET?
A. The proposed amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's dollar investment rather than with the number of shares held. As there are currently only money market funds in the Trust, which are managed to maintain a stable $1.00 NAV, this proposed change will not affect the voting rights of fund shareholders on votes requiring trust-wide participation. Please see the Proxy Statement for more detail.
Q. WHAT IS THE FUNDAMENTAL LIMITATION CONCERNING COMMODITIES, AND WHY IS IT BEING ADOPTED FOR FIDELITY INSTITUTIONAL CASH PORTFOLIOS:
TREASURY, DOMESTIC, GOVERNMENT, AND MONEY MARKET?
A. The Investment Company Act of 1940 requires a mutual fund to state its policy relating to, among other things, the purchase and sale of commodities. In general, each fund does not anticipate any future investment activity with respect to physical commodities, but must adopt a stated policy pursuant to this statute. The Board of Trustees believes that this proposal is in the best interest of each fund's shareholders, and will not affect each fund's investment philosophy.
Q. WHAT ABOUT THE OTHER PROPOSALS IN THIS PROXY?
A. The other proposals that require your vote have been unanimously approved by each fund's Board of Trustees. Proposals regarding the election of a new Board of Trustees, and the ratification of the selection of Price Waterhouse LLP as independent accountants for Fidelity Institutional Cash Portfolios: Treasury, Domestic, Government, Money Market as well as the ratification of Coopers & Lybrand L.L.P. as independent accountants for Fidelity Institutional Cash Portfolios: Treasury Only are explained clearly in the funds' Proxy Statement. If you have any questions regarding these, or any of the aforementioned proposals, please call Fidelity Client Services at 800-843-3001.
Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
A. Yes. The Board of Trustees of each fund has unanimously approved the proposals, and recommends that you vote to approve each one.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at
 800-843-3001.
IMPORTANT PROXY MATERIALS...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Institutional Money Market Funds Shareholder:
On December 17, 1997, a special shareholder meeting of the following Fidelity Institutional Money Market Funds will be held:
(solid bullet) Fidelity Institutional Cash Portfolios: Money Market (solid bullet) Fidelity Institutional Cash Portfolios: Domestic
(solid bullet) Fidelity Institutional Cash Portfolios: Government (solid bullet) Fidelity Institutional Cash Portfolios: Treasury
(solid bullet) Fidelity Institutional Cash Portfolios: Treasury Only THIS PACKAGE CONTAINS A SEPARATE VOTING CARD FOR EACH FUND YOU OWN.
IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD.
The matters to be discussed are important, and directly affect your investment. As a shareholder, you cast one vote for each share and fractional votes for fractional shares of each fund you own. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the funds.
The enclosed Proxy Statement details the proposals under consideration. A list of each issue can be found on the first page of each Proxy Statement. In addition, we have attached a Q&A to assist you in understanding the proposals that may require your vote. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card(s). It is important that you sign your proxy card exactly as your name appears in the registration of the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings.
These proposals have been carefully considered by each fund's Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact Fidelity Client Services at 800-843-3001.
Remember, this is your opportunity to voice your opinion on matters
affecting your fund(s).   YOUR PARTICIPATION IS EXTREMELY IMPORTANT NO
MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you.  We appreciate your prompt attention.
Sincerely,
/s/Edward C. Johnson 3d
Chairman and Chief Executive Officer
IMPORTANT PROXY MATERIALS
ARE ON THE WAY TO YOUR CLIENTS RIGHT NOW!
Dear Investment Professional:
On December 17, 1997, there will be a Special Meeting of Shareholders of the following Fidelity Institutional Money Market (FIMM) Funds:
(solid bullet) Fidelity Institutional Cash Portfolios: Money Market (solid bullet) Fidelity Institutional Cash Portfolios: Domestic
(solid bullet) Fidelity Institutional Cash Portfolios: Government (solid bullet) Fidelity Institutional Cash Portfolios: Treasury
(solid bullet) Fidelity Institutional Cash Portfolios: Treasury Only (solid bullet) Fidelity Institutional Tax-Exempt Cash Portfolios:
Tax-Exempt
(solid bullet) Fidelity Money Market Trust: Rated Money Market
The enclosed Proxy Statements detail the proposals pertaining to each portfolio. A copy of the shareholder letter being mailed to all of your clients who hold shares in these portfolios is also enclosed.
We have also enclosed a Q&A to assist you in understanding the proposals that will require voting. If you have any questions about this proxy after reading the letter, Proxy Statements, and Q&A, please call your Fidelity representative at 800-843-3001.
We appreciate your support, and look forward to serving you in any way we can.
Sincerely,
/s/Edward C. Johnson 3d
Chairman and Chief Executive Officer
This letter is intended for investment professional use only, and may not be reproduced or shown to the public in oral or written form as sales material.